GUIDANCE	VISION	EXPERIENCE

Ticker Symbol:
American Beacon Treasury Inflation Protected Securities FundSM	A Class: C Class: Y Class: Institutional: Investor:	ATSAX ATSCX ACUYX ATPIX ABTPX

SUMMARY PROSPECTUS	APRIL 27, 2012

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated April 27, 2012, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.americanbeaconfunds.com/resource_center/MutualFundForms.aspx. You can also get this information at no cost by calling 800-658-5811 or by sending an email request to americanbeaconfunds@ambeacon.com.

Investment Objective

The Fund’s investment objective is inflation protection and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 9 of the prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 43 of the statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share classes
	A	C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	4.75%	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Y	Institutional	Investor
Management fees	0.12%	0.12%	0.12%	0.12%	0.12%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other expenses	0.95%	1.50%	0.92%	0.24%	0.65%

Total annual fund operating expenses	1.32%	2.62%	1.04%	0.36%	0.77%

Expense reduction and Reimbursement	0.32%	0.84%	0.43%	0.10%[1]	0.08%

Total annual fund operating expenses after expense reduction and reimbursement[2]	1.00%	1.78%	0.61%	0.26%	0.69%

[1]

The Manager has contractually agreed to reduce administrative services fees for the Institutional Class in an amount equal to 0.10% of the average daily net assets of that class through May 1, 2013. The administrative services fee reduction can be changed only by approval of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Expense Reduction and Reimbursement of a class to exceed the percentage limit contractually agreed.
[2]

Total annual fund operating expenses after reductions and reimbursements have been restated to reflect the current contractual expense arrangement. The Manager has contractually agreed to reduce and/or reimburse the A Class, C Class, Y Class and Investor Class of the Fund for Distribution Fees and Other Expenses, as applicable, through May 1, 2013 to the extent that Total Annual Fund Operating Expenses exceed 1.00% for the A Class, 1.78% for the C Class, 0.61% for the Y Class and 0.69% for the Investor Class (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be only changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$572	$843	$1,134	$1,961
C	$281	$735	$1,316	$2,893
Y	$62	$288	$532	$1,231
Institutional	$27	$106	$192	$445
Investor	$70	$237	$419	$946

Assuming no redemption of shares:

	1 year	3 years	5 years	10 years
C	$181	$735	$1,316	$2,893

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 381% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in inflation-indexed debt securities

Summary Prospectus	April 27, 2012	1	American Treasury Inflation Protected Securities FundSM

issued by the U.S. Treasury Department and backed by the full faith and credit of the U.S. Government. Under normal circumstances, the Fund’s dollar-weighted average maturity is expected to be between three and twenty years.

Inflation-indexed securities, also known as inflation-protected securities, are fixed-income instruments structured such that their interest and/or principal payments are adjusted in order to provide a total return exceeding inflation over the long term.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

One sub-advisor uses strategic (top-down) and tactical (bottom-up) analyses to determine a strategy whose goal is to outperform the Fund’s benchmark. The other sub-advisor’s investment process combines top down cyclical macroeconomic analysis with bottom-up relative value analysis. Their top-down research contributes 60%-70% of the value added and drives duration and yield curve strategies. The remaining 30%-40% of the value added is generated by the sub-advisor’s bottom-up issue selection focusing on the issue’s theoretical fair value, seasonality impacts and supply/demand.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Credit Risk

The Fund is subject to the risk that the issuer of a bond, including a U.S. Government agency, will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down.

Deflation Risk

In a period of sustained deflation, the inflation-indexed securities held by the Fund may not pay any income. Although the U.S. Treasury guarantees to pay at least the original face value of any inflation-indexed securities it issues, other issuers may not offer the same guarantee. As a result, the Fund may suffer a loss during periods of sustained deflation.

Government-Sponsored Enterprises Risk

Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. They are also subject to credit risk and interest rate risk.

High Portfolio Turnover Risk

Portfolio turnover is a measure of a Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund’s transaction costs and possibly have a negative impact on performance.

Frequent trading by the Fund could also result in increased short-term capital gain distributions to shareholders, which are taxable as ordinary income.

Income Risk

Because the interest and/or principal payments on an inflation-indexed security are adjusted periodically for changes in inflation, the income distributed by the Fund may be irregular. To achieve a total return greater than the rate of inflation over the long term, the portion of the Fund’s distributions attributable to inflation adjustments must be reinvested in additional Fund shares.

Interest Rate Risk

The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Market Events

Turbulence in financial markets and reduced liquidity in credit, fixed-income, and equity markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund’s portfolio is subject to the risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the debt securities. From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such securities to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

U.S. Government Securities Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. They are also subject to credit risk and interest rate risk.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper® Treasury Inflation-Protected Securities (TIPS) Funds Index, a composite of mutual funds comparable to the Fund. The chart and the table below show the performance of the Fund’s Institutional Class shares for all periods. The Fund began offering Institutional Class shares on June 30, 2004, Investor Class shares on March 1, 2009, Y Class shares on

Summary Prospectus	April 27, 2012	2	American Treasury Inflation Protected Securities FundSM

March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Institutional Class is shown for Investor Class shares from June 30, 2004 through March 1, 2009 and Y Class shares up to the inception date of the Y Class. The performance of the Institutional Class is shown for Y Class and C Class shares from June 30, 2004 through March 1, 2009 and Investor Class shares from June 30, 2004 through the inception of the A Class and C Class. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, because the older share classes had lower expenses, their performance was better than the newer share classes would have realized in the same period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not reflected in the bar chart and table below. If those charges were included, returns of A Class shares would be less than those shown.

Calendar year total returns for Institutional Class shares

Highest Quarterly Return:	5.70%
(1/1/05 through 12/31/11)	(1st Quarter 2008)
Lowest Quarterly Return:	-4.82%
(1/1/05 through 12/31/11)	(4th Quarter 2008)

	Average Annual Total Returns(1)
	For the periods ended December 31, 2011
	Inception Date of Class
Institutional Class	6/30/2004	1 Year	5 Years	Since Inception
Return Before Taxes		9.14%	6.74%	5.39%
Return After Taxes on Distributions		8.54%	5.66%	4.13%
Return After Taxes on Distributions and Sale of Fund Shares		6.36%	5.20%	3.90%

Share class (before taxes)	Inception Date of Class	1 Year	5 Years	Since Inception
A	5/17/2010	8.17%	6.36%	5.14%
C	9/1/2010	7.47%	6.17%	5.01%
Y	3/1/2010	8.66%	6.60%	5.29%
Investor	3/1/2009	8.67%	6.50%	5.23%

Indexes (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	Since Inception
Barclays Capital® 1-10 Yr. U.S. TIPS Index (formerly Lehman Brothers® TIPS Index)	8.93%	6.90%	5.70%
Lipper TIPS Funds Index	11.93%	7.15%	6.01%

[1]

After-tax returns are shown only for Institutional Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund’s assets are currently allocated among the following investment sub-advisors:

▶	NISA Investment Advisors, LLC

▶	Standish Mellon Asset Management Company, LLC

Portfolio Managers

American Beacon Advisors, Inc.
Kirk L. Brown, Senior Portfolio Manager	Since Fund Inception (2004)
Wyatt L. Crumpler, Chief Investment Officer	Since 2007
Gene L. Needles, Jr., President & CEO	Since 2012

NISA Investment Advisors, LLC
Dr. Jess Yawitz, Chairman, CEO	Since Fund Inception (2004)
Dr. William Marshall, President	Since Fund Inception (2004)
Ken Lester, Managing Director, Fixed Income and Derivatives	Since Fund Inception (2004)
Anthony Pope, Director (Fixed Income), Investment Officer	Since Fund Inception (2004)

Standish Mellon Asset Management Company LLC
Robert Bayston, Managing Director, Sr. Portfolio Manager	Since 2009

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121-9643, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares, $2,500 for A Class and Investor Class shares, and $1,000 for C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Summary Prospectus	April 27, 2012	3	American Treasury Inflation Protected Securities FundSM

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Summary Prospectus	April 27, 2012	4	American Treasury Inflation Protected Securities FundSM